SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through Certificates, Series 2002-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-13              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through
Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 5, 2002         By:   /s/  Andreas Auer
                                 ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 26, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                Statement to Certificate Holders
                                      August 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      100,000,000.00     97,320,935.81   3,640,166.63      192,641.82     3,832,808.45     0.00       0.00       93,680,769.18
A2      165,000,000.00    161,033,991.55   5,584,071.79      718,614.19     6,302,685.98     0.00       0.00      155,449,919.76
A3       65,000,000.00     63,437,633.03   2,199,785.86      122,188.21     2,321,974.07     0.00       0.00       61,237,847.17
AR              100.00              0.00           0.00            0.00             0.00     0.00       0.00                0.00
M1       36,000,000.00     36,000,000.00           0.00       90,780.16        90,780.16     0.00       0.00       36,000,000.00
M2       24,000,000.00     24,000,000.00           0.00       78,653.44        78,653.44     0.00       0.00       24,000,000.00
B        10,000,000.00     10,000,000.00           0.00       38,994.49        38,994.49     0.00       0.00       10,000,000.00
P               100.00            100.00           0.00       60,987.06        60,987.06     0.00       0.00              100.00
TOTALS  400,000,200.00    391,792,660.39  11,424,024.28    1,302,859.37    12,726,883.65     0.00       0.00      380,368,636.11

AIO      50,000,000.00     50,000,000.00           0.00      291,666.67       291,666.67     0.00       0.00       50,000,000.00
X1      400,000,100.00    391,792,560.39           0.00            0.00             0.00     0.00       0.00      353,200,327.03
X2                0.00              0.00           0.00            0.00             0.00     0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22540V3P5     973.20935810    36.40166630        1.92641820        38.32808450      936.80769180    A1        2.226880 %
A2      22540V3Q3     975.96358515    33.84285933        4.35523752        38.19809685      942.12072582    A2        5.355000 %
A3      22540V3R1     975.96358508    33.84285938        1.87981862        35.72267800      942.12072569    A3        2.166880 %
AR      22540V3T7       0.00000000     0.00000000        0.00000000         0.00000000        0.00000000    AR       10.372243 %
M1      22540V3U4   1,000.00000000     0.00000000        2.52167111         2.52167111    1,000.00000000    M1        2.836880 %
M2      22540V3V2   1,000.00000000     0.00000000        3.27722667         3.27722667    1,000.00000000    M2        3.686880 %
B       22540V3W0   1,000.00000000     0.00000000        3.89944900         3.89944900    1,000.00000000    B         4.386880 %
P       22540V3X8   1,000.00000000     0.00000000  ################   ################    1,000.00000000    P        10.372243 %
TOTALS                979.48116123    28.56004642        3.25714680        31.81719322      950.92111481

AIO     22540V3S9   1,000.00000000     0.00000000        5.83333340         5.83333340    1,000.00000000    AIO       7.000000 %
X1      22540V3Y6     979.48115610     0.00000000        0.00000000         0.00000000      883.00059682    X1        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                              August 26, 2002


Sec. 4.06(i)     Principal Remittance Amount (Total)                                    9,295,939.24
                 Group 1                                                                3,002,919.37
                 Group 2                                                                6,293,019.87

                 Scheduled Principal Prepayments (Total)                                  334,773.19
                 Group 1                                                                  111,284.80
                 Group 2                                                                  223,488.39

                Principal Prepayments (Total)                                           8,469,143.21
                Group 1                                                                 2,583,293.84
                Group 2                                                                 5,885,849.37

                Curtailments (Total)                                                      490,162.48
                Group 1                                                                   307,242.09
                Group 2                                                                   182,920.39

                Cutailment Interest Adjustments (Total)                                     1,989.65
                Group 1                                                                     1,095.15
                Group 2                                                                       894.50

                Repurchase Principal (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00


                Substitution Amounts (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Net Liquidation Proceeds (Total)                                                0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Other Principal Adjustments (Total)                                          -129.29
                Group 1                                                                         3.49
                Group 2                                                                      -132.78

                Gross Interest (Total)                                                  3,876,606.93
                Group 1                                                                 1,115,342.88
                Group 2                                                                 2,761,264.05

                Reimbursements of Non-Recoverable Advances Previously Made (Total)              0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)            0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Prepayment Penalties Number of Loans with
                Respect to which Prepayment Penalties were Collected                              34
                Group 1                                                                            3
                Group 2                                                                           31

                Balance of Loans with
                Respect to which Prepayment Penalties were Collected                    1,298,453.15
                Group 1                                                                   176,684.61
                Group 2                                                                 1,121,768.54

                Amount of Prepayment Penalties Collected                                   60,986.20
                Group 1                                                                     9,046.13
                Group 2                                                                    51,940.07


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            August 26, 2002

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding (Total)                                      8,906
                        Group 1                                                                            3,610
                        Group 2                                                                            5,296

                        Beginning Aggregate Loan Balance (Total)                                  391,792,295.71
                        Group 1                                                                   117,320,766.02
                        Group 2                                                                   274,471,529.69

                        Ending Number of Loans Outstanding (Total)                                         9,617
                        Group 1                                                                            3,768
                        Group 2                                                                            5,849

                        Ending Aggregate Loan Balance (Total)                                     382,450,018.69
                        Group 1                                                                   114,317,846.65
                        Group 2                                                                   268,132,172.04

Sec. 4.06(a)(v)         Servicing Fees (Total)                                                        163,246.78
                        Group 1                                                                        48,883.65
                        Group 2                                                                       114,363.13

                        Additional Servicing Fees - Prepayment Period (Total)                             225.79
                        Group 1                                                                            57.12
                        Group 2                                                                           168.67

                        Trustee Fee (Total)                                                             5,713.64
                        Group 1                                                                         1,710.93
                        Group 2                                                                         4,002.71

                        Credit Risk Manager Fee & FSA Premium (Total)                                  24,419.61
                        Group 1                                                                         1,710.93
                        Group 2                                                                        22,708.68

Sec. 4.06(a)(vii)       Current Advances (Total)                                                             N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

                        Aggregate Advances (Total)                                                           N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

Sec. 4.06(viii) Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         23              652,131.97              0.57 %
                2 Month          1               26,558.95              0.02 %
                3 Month          0                    0.00              0.00 %
                Total           24              678,690.92              0.59 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          94             4,753,890.53            1.77 %
                2 Month          27             1,182,649.87            0.44 %
                3 Month          13               780,003.22            0.29 %
                Total           134             6,716,543.62            2.50 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         117             5,406,022.50            1.41 %
                2 Month          28             1,209,208.82            0.32 %
                3 Month          13               780,003.22            0.20 %
                Total           158             7,395,234.54            1.93 %
                * Delinquent Bankruptcies are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            August 26, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                5               131,451.81              0.11 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                8               261,301.03              0.10 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                13              392,752.84              0.10 %
                * Only Current Bankruptcies are reflected in the table above.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

Section 4.06(a)(x)      New REO Loan Level Information                                                                  N\A

Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%


                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            August 26, 2002

Section 4.04(a)(xii)    Current Realized Losses (Total)                                            46,337.78
                        Group 1                                                                         0.00
                        Group 2                                                                    46,337.78

                        Cummulative Realized Losses (Total)                                        46,337.78
                        Group 1                                                                         0.00
                        Group 2                                                                    46,337.78

Sec. 4.04 (a)(xiv)      Amount on Deposit in Pre-Funding Account (Total)                              363.66
                        Group 1                                                                       136.25
                        Group 2                                                                       227.41

Sec. 4.04 (a)(xiv)      Capitalized Interest Requirement (Total)                                        1.54
                        Group 1                                                                         0.58
                        Group 2                                                                         0.96

Sec. 4.04 (a)(xv)       Insured Payments (Total)                                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Trigger Event Occurrence
                        (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)               No
                        Rolling 3 Month Delinquency Rate                                           0.45510 %
                        Sr. Enhancement Percentage x 16.5%                                         3.11072 %

Group 2 O/C             Reporting Targeted Overcollateralization Amount                        16,000,008.00
                        Ending Overcollateralization Amount                                     2,081,382.58
                        Ending Overcollateralization Deficiency                                13,918,625.42
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 2,128,085.04
                        Payment to Class X-1                                                            0.00


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
